FIRST AMENDMENT TO CREDIT AGREEMENT


                Dated as of September 8, 1995


                            Among


         LABORATORY CORPORATION OF AMERICA HOLDINGS
(formerly known as NATIONAL HEALTH LABORATORIES HOLDINGS INC.), as Borrower,


                   THE BANKS NAMED HEREIN,
                        as Banks, and


              CREDIT SUISSE (NEW YORK BRANCH),
                   as Administrative Agent

          FIRST AMENDMENT TO CREDIT AGREEMENT dated as of September 8, 1995 among LABORATORY CORPORATION OF AMERICA HOLDINGS (formerly known as NATIONAL HEALTH LABORATORIES HOLDINGS INC.), a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders (the "Banks") listed on the signature pages hereof, and CREDIT SUISSE (NEW YORK BRANCH) ("CS"), as administrative agent (the "Administrative Agent") for the Lenders hereunder.


                    PRELIMINARY STATEMENT

          The parties hereto (i) have entered into a Credit Agreement dated as of April 28, 1995 (the "Credit Agreement") providing for, among other things, the Lenders to lend to the Borrower up to $1,250,000,000 on the terms and subject to the conditions set forth therein and (ii) desire to amend the Credit Agreement in the manner set forth herein. Each capitalized term used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:


                          ARTICLE I

                         AMENDMENTS

          SECTION 1.01.  Amendment of Definitions.  Article
I, Section 1.01 of the Credit Agreement is hereby amended:

          (a)  by deleting the definition of "Interest
     Coverage Ratio" set forth therein in its entirety and inserting the following definition in lieu thereof:

               " 'Interest Coverage Ratio' means (a) with respect to (i) each of the periods commencing on the Closing Date and ending on (A) June 30, 1995,
          (B) September 30, 1995, (C) December 31, 1995 and
          (D) March 31, 1996, and (ii) the four fiscal quarter periods ending on June 30, 1996, September 30, 1996 and December 31, 1996, the ratio of (x) Consolidated Adjusted EBITDA of the Borrower and its Subsidiaries for such period to (y) Consolidated Interest Expense of the Borrower and its Subsidiaries for such period, (b) with respect to each of the four fiscal quarter periods ending on March 31, 1997, June 30, 1997 and September 30, 1997, the ratio of (x) the sum of (1) Consolidated Adjusted EBITDA of the Borrower and its Subsidiaries for each fiscal quarter ending prior to March 31, 1997 included in such period plus (2) Consolidated EBITDA of the Borrower and its Subsidiaries for each fiscal quarter ending on or after March 31, 1997 included in such period to
          (y) Consolidated Interest Expense of the Borrower and its Subsidiaries for such period and (c) with respect to each subsequent four fiscal quarter period, commencing with the four fiscal quarter period ending on December 31, 1997, the ratio of
          (x) Consolidated EBITDA of the Borrower and its Subsidiaries for such period to (y) Consolidated Interest Expense of the Borrower and its Subsidiaries for such period."; and

          (b)  by deleting the definition of "Leverage
     Ratio" set forth therein in its entirety and inserting the following definition in lieu thereof:

               " 'Leverage Ratio' means (a) with respect to each of the periods commencing on the Closing Date and ending on (i) June 30, 1995, (ii) September 30, 1995, (iii) December 31, 1995 and (iv) March 31, 1996, the ratio of (x) the total Consolidated Debt of the Borrower and its Subsidiaries as of the last day of such period to (y) Consolidated Annualized Adjusted EBITDA of the Borrower and its Subsidiaries for such period, (b) with respect to each of the four fiscal quarter periods ending on June 30, 1996, September 30, 1996 and December 31, 1996, the ratio of (x) the total Consolidated Debt of the Borrower and its Subsidiaries as of the last day of such period to (y) Consolidated Adjusted EBITDA of the Borrower and its Subsidiaries for such period, (c) with respect to each of the four fiscal quarter periods ending on March 31, 1997, June 30, 1997 and September 30, 1997 the ratio of (x) the total Consolidated Debt of the Borrower and its Subsidiaries as of the last day of such period to (y) the sum of (1) Consolidated Adjusted EBITDA of the Borrower and its Subsidiaries for each fiscal quarter ending on or before December 31, 1996 included in such period plus (2) Consolidated EBITDA of the Borrower and its Subsidiaries for each fiscal quarter ending on or after March 31, 1997 included in such period and (d) with respect to each subsequent four fiscal quarter period, commencing with the four fiscal quarter period ending December 31, 1997, the ratio of (x) the total Consolidated Debt of the Borrower and its Subsidiaries as of the last day of such fiscal quarter to (y) Consolidated EBITDA of the Borrower and its Subsidiaries for the four fiscal quarter period ended at the end of such fiscal quarter."; and

          (c)  by deleting the definition of "Restructuring
     Costs" set forth therein in its entirety and inserting the following definition in lieu thereof:

               " 'Restructuring Costs' means a maximum of up to (a) to the extent actually incurred, $80,000,000 in the aggregate charged in respect of the five fiscal quarters ended June 30, 1996, for restructuring costs and deferred financing costs (of which not more than $14,000,000 may constitute deferred financing costs) of the Borrower of the kind described in footnote 5 to the Pro Forma Condensed Combined Consolidated Balance Sheet for the year ended December 31, 1994 set forth in the NHL Proxy Statement, plus (b) to the extent actually incurred, $9,000,000 in the aggregate charged in respect of the six fiscal quarters ended December 31, 1996 for restructuring costs incurred in connection with the Designated Acquisitions for which estimated restructuring costs in such amount are specified in the written agreement of the Borrower and the Administrative Agent with respect to Designated Acquisitions, and plus (c) to the extent actually incurred or reserved for on the financial statements required to be delivered pursuant to Section 5.01(l)(i) and
          (ii), $10,000,000 in the aggregate charged in respect of the five fiscal quarters ended June 30, 1996 for Settlement Costs."; and

          (d) by adding alphabetically the following new definition:

               "'Settlement Costs' means amounts paid or reserved for payment by the Borrower to third party payor claimants to settle claims made regarding billing disputes to which the Borrower or any of its Subsidiaries is a party."

          SECTION 1.02.  Amendment of Affirmative Covenants.
Article V, Section 5.01(k) of the Credit Agreement is hereby amended by deleting the same in its entirety and inserting the following in lieu thereof:

          "(k) Minimum Stockholders' Equity. Maintain Stockholders' Equity, after giving effect to the Merger, of not less than (i) on the Closing Date, $405,000,000, (ii) on June 30, 1995, a dollar amount equal to (A) the greater of (1) $324,000,000 and (2) 80% of actual Stockholders' Equity on the Closing Date, minus (B) After-Tax Restructuring Costs for the period commencing on the Closing Date and ending on June 30, 1995 plus (C) if positive, 75% of Adjusted Net Income for such period, (iii) on September 30, 1995, December 31, 1995, March 31, 1996, June 30, 1996, September 30,
     1996 and December 31, 1996, a dollar amount equal to
     (A) the minimum amount of Stockholders' Equity required on the last day of the immediately preceding fiscal quarter, minus (B) After-Tax Restructuring Costs for the fiscal quarter ending on such date plus (C) if positive, 75% of Adjusted Net Income for the fiscal quarter ending on such date and (iv) on the last day of each subsequent fiscal quarter, commencing with the fiscal quarter ending in March 1997, a dollar amount equal to (A) if positive, 75% of Adjusted Net Income for such fiscal quarter plus (B) the minimum amount of Stockholders' Equity required on the last day of the immediately preceding fiscal quarter."

                         ARTICLE II

               REPRESENTATIONS AND WARRANTIES

          SECTION 2.01.  Representations and Warranties of
the Borrower. The Borrower represents and warrants as follows:

          (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) The execution, delivery and performance by the Borrower of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, and do not contravene the Borrower's charter or by-laws.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment.

          (d) This Amendment has been duly executed and delivered by the Borrower. This Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally and by general principles of equity.

          (e) The representations and warranties contained in Section 4.01 of the Credit Agreement are correct in all material respects on and as of the date hereof, as though made on and as of the date hereof.

          (f) No event has occurred and is continuing which constitutes a Default.

                         ARTICLE III

                        MISCELLANEOUS

          SECTION 3.01.  Governing Law.  This Amendment
shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of law principles thereof.

          SECTION 3.02. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 3.03. Effect on the Credit Agreement. Upon execution and delivery of this Amendment, each reference in the Credit agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Credit agreement, as amended hereby and each reference to the Credit Agreement in any Loan Document (as defined in the Credit Agreement) shall mean and be a reference to the Credit Agreement, as amended hereby. Except as expressly modified hereby, all of the terms and conditions of the Credit Agreement shall remain unaltered and in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:             LABORATORY CORPORATION OF AMERICA
                        HOLDINGS


                      By:/s/  HAYWOOD D. COCHRANE JR.
                         -----------------------------------
                         Name:  Haywood D. Cochrane, Jr.
                         Title: Executive Vice President and
                                  Chief Financial Officer



ADMINISTRATIVE        CREDIT SUISSE (NEW YORK BRANCH),
  AGENT:                as Administrative Agent


                      By:/s/ HEATHER RIEKENBERG
                         --------------------------------
                         Name:  Heather Riekenberg
                         Title: Associate

                      and


                      By:/s/  IRA LUBINSKY
                         --------------------------------
                         Name:  Ira Lubinsky
                         Title: Associate








                         CREDIT SUISSE (NEW YORK BRANCH)


                         By:/s/ HEATHER RIEKENBERG
                            ---------------------------
                             Name:  Heather Riekenberg
                             Title: Associate


                         By:/s/  KARL STUDER
                            ---------------------------
                              Name:  Karl Studer
                              Title: Member of Senior Management













                         BANK OF AMERICA ILLINOIS


                         By:/s/  WENDY L. LORING
                            ----------------------------
                              Name:  Wendy L. Loring
                              Title: Vice President











                         BANQUE NATIONALE DE PARIS


                         By:/s/  RICHARD L. STED
                            -----------------------------
                              Name:  Richard L. Sted
                              Title: Senior Vice President


                         By:/s/  BONNIE G. EISENSTAT
                            -----------------------------
                              Name:  Bonnie G. Eisenstat
                              Title: Vice President









                         BAYERISCHE LANDESBANK
                           GIROZENTRALE


                         By:/s/  WILFRIED FREUDENBERGER
                            ---------------------------
                              Name:  Wilfried Freudenberger
                              Title: Executive Vice President
                                       and General Manager

                         By:/s/  PETER OBERMANN
                            ---------------------------
                              Name:  Peter Obermann
                              Title: Senior Vice President
                                       Manager Lending Division









                         CHASE MANHATTAN BANK


                         By:/s/ ROGER LIEBLICH
                            -------------------------
                            Name:  Roger Lieblich
                            Title: Managing Director







                         CREDIT LYONNAIS
                           CAYMAN ISLAND BRANCH


                         By:/s/ FARBOUD TAVANGAR
                            --------------------------
                              Name:  Farboud Tavanger
                              Title: Authorized Signature













                         DEUTSCHE BANK AG
                         NEW YORK BRANCH AND/OR
                         CAYMAN ISLANDS BRANCH


                         By:/s/  RICHARD A. W. MCCLARY
                            ---------------------------------
                              Name:  Richard A. W. McClary
                              Title: Assistant Vice President


                         By:/s/  GEORG L. PETERS
                            --------------------------
                              Name:  Georg L. Peters
                              Title: Vice President









                         FIRST FIDELITY BANK, N.A.


                         By:/s/  GRACE VALLACCHI
                            ------------------------------
                              Name:  Grace Vallacchi
                              Title: Vice President







                         THE FUJI BANK, LTD.
                           (NEW YORK BRANCH)


                         By:/s/  GINA KEARNS
                            ----------------------------
                              Name:  Gina Kearns
                              Title: Vice President & Manager









                         NATIONSBANK, N.A. (CAROLINAS)


                         By:/s/  MICHAEL A. CRABB, III
                            ---------------------------------
                              Name:  Michael A. Crabb, III
                              Title: Assistant Vice President







                         SOCIETE GENERALE


                         By:/s/ KIRK BOGEL
                            ----------------------------
                              Name:  Kirk Bogel
                              Title: Vice President







                         THE SUMITOMO BANK, LIMITED


                         By:/s/  YOSHINORI KAWAMURA
                            ----------------------------
                              Name:  Yoshinori Kawamura
                              Title: Joint General Manager









                         SWISS BANK CORPORATION


                         By:/s/  HANNO HUBER
                            -----------------------------
                              Name:  Hanno Huber
                              Title: Associate Director Corporate
                                       Clients Switzerland

                         By:/s/  GUIDO W. SCHULER
                            -----------------------------
                              Name:  Guido W. Schuler
                              Title: Executive Director Corporate
                                       Clients Switzerland









                         WACHOVIA BANK OF GEORGIA, N.A.


                         By:/s/  JAMES C. RATCLIFF
                            ------------------------------
                              Name:  James C. Ratcliff
                              Title: Vice President









                         WESTDEUTSCHE LANDESBANK


                         By:/s/  C. RUTHLAND
                            -------------------------
                              Name:  C. Ruthland
                              Title: Associate


                         By:/s/  D. WOLF
                            -------------------------
                              Name:  D. Wolf
                              Title: Vice President






                         BANK BRUSSELS LAMBERT
                           (NEW YORK BRANCH)


                         By:/s/  JURGEN RIGTERINK
                            --------------------------------
                              Name:  Jurgen Rigterink
                              Title: Vice President